Exhibit 99.2

SEPARATION AGREEMENT AND RELEASE

RECITALS

This Separation Agreement and Release (“Agreement”) is made by and between James T. LaFrance (“Employee”) and Vermillion, Inc. (“Vermillion” or the “Company”), collectively referred to as the (“Parties”):

WHEREAS, Employee is employed by the Company as its President and Chief Executive Officer;

WHEREAS, Employee has decided to resign from such employment effective as of the end of the day on December 31, 2014 (“Termination Date”);

WHEREAS, Employee will continue to serve as Chairman of the Board of Directors of the Company (the “Board”) following the Termination Date; and

WHEREAS, the Parties, and each of them, wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions and demands that Employee may have against the Company as defined herein, including, but not limited to, any and all claims arising or in any way relating to Employee’s employment with, or separation from, the Company;

NOW THEREFORE, in consideration of the promises made herein, the Parties hereby agree as follows:

COVENANTS

1. Consideration. In exchange for the execution and agreement by Employee to abide by the terms of this Agreement, the Company and Employee agree that:

(a)  Employee shall be eligible to receive an annual bonus for the 2014 fiscal year, which shall be paid at the same time and pursuant to the same terms and conditions applicable to active employees of the Company, provided that such bonus shall not be paid later than March 15, 2015.

(b)  With respect to the options to purchase shares of common stock of the Company granted on April 23, 2014 only and held by Employee as of the Termination Date (“Options”), (i) each of the Options shall be vested and exercisable as of the Termination Date with respect to 25% of the aggregate number of shares subject to such Option as of the grant date, reduced by the number of any shares purchased pursuant to the exercise of such Option prior to the Termination Date, and such Option shall remain exercisable until the earlier to occur of (A) 30 days after the cessation of Employee’s continuous service with the Company as a director, employee or consultant and (B) 5:00 p.m., Eastern Time, on April 23, 2024, and (ii) each of the Options shall terminate as of the Termination Date with respect to 75% of the aggregate number of shares subject to such Option as of the grant date.

(c)  With respect to Employee’s continued service on the Board, as Chairman of the Board and on any duly established committee of the Board, Employee shall be eligible for such director compensation as shall be approved by the Board or the Compensation Committee of the Board.

(d)  Except as expressly provided herein, Employee shall not be eligible for any severance pay or benefits in connection with his termination of employment with the Company, including without limitation any severance pay or benefits under the terms of the Employment Agreement between the Company and Employee dated April 23, 2014, as amended and restated (the “Employment Agreement”) or any severance plan or policy maintained by the Company.  The Company shall have the right to discontinue all amounts payable under this Agreement, to recover all payments previously made under this Agreement, and to obtain injunctive relief should Employee breach the terms and conditions of this Agreement, the Employment Agreement or the Confidentiality Agreement (as defined in Section 2).  Employee hereby reaffirms and confirms that he remains subject to, and shall continue to comply with, Sections 8 through 13 of the Employment Agreement.  Employee agrees that he has no present or future right to employment with Company or any of the other Released Parties (as defined in Section 4) and will not apply for employment with any of them. As of the Termination Date, Employee hereby is removed from any and all officer, committee and other positions that Employee holds with the Company and, as applicable, its affiliates as of the Termination Date, except for Employee’s continued service on the Board.

2. Confidential Information. Employee agrees to continue to maintain the confidentiality of all confidential information of the Company, and shall continue to abide by the terms of Proprietary Information and Inventions Agreement, which is incorporated herein by reference (“Confidentiality Agreement”). Employee acknowledges that, as of the date of this Agreement, he has not engaged in any conduct which violates the terms of the Confidentiality Agreement. Employee further agrees to return (not delete or destroy), and not retain any hard or electronic copies of, all Company property and data in his possession (including information stored on home computers, other computer media such as USB storage devices, and in Web accounts) on or before his final day of employment or service with the Company. By signing this Agreement and accepting the benefits hereunder, Employee certifies that he is in compliance with his obligations under this provision, and understands that his compliance with this provision was a material inducement to the Company providing him with the benefits described in this Agreement.

3. Payment of Sums Owed. Employee acknowledges and represents that the Company has paid all salary, wages, bonuses, accrued vacation, commissions and any and all other benefits due to him, once the aforementioned amounts are paid.

4. Release of Claims. Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to him by the Company. Employee, on his own behalf, and on behalf of his respective heirs, family members, executors, and assigns, hereby fully and forever releases the Company and its officers, directors, employees, attorneys, investors, agents, shareholders, administrators, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns (the “Released Parties”), from any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that he may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation:

(a) any and all claims relating to or arising from his employment relationship with the Company and the termination of that relationship;

(b) any and all claims under the law of any jurisdiction including, but not limited to, wrongful discharge of employment, constructive discharge from employment, termination in violation of public policy, discrimination (including age discrimination), retaliation, failure to accommodate a disability, breach of contract, both express and implied, breach of a covenant of good faith and fair dealing, both express and implied, promissory estoppel, negligent or intentional infliction of emotional distress, negligent or intentional misrepresentation, negligent or intentional interference with contract or prospective economic advantage, unfair business practices, defamation, libel, slander, negligence, personal injury, assault, battery, invasion of privacy, false imprisonment, and conversion;

(c) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, and the Employee Retirement Income Security Act of 1974;

(d) any and all claims for violation of the federal, or any state, constitution;

(e) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

(f) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Employee as a result of this Agreement; and

(g) any and all claims for attorneys’ fees and costs.

The Parties agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement. The Released Parties are intended to be third-party beneficiaries of this release, and this release may be enforced by each of them in accordance with the terms hereof in respect of the rights granted to such Released Parties hereunder.  Employee understands that the payments or benefits paid or provided to him under this Agreement represent consideration for signing this release and are not salary, wages or benefits to which he was already entitled.  Such payments and benefits will not be considered compensation for purposes of any employee benefit plan, program, policy or arrangement maintained or hereafter established by the Company or any of its affiliates.  Employee will not receive the payments and benefits pursuant to this Agreement unless he executes this release within 21 days after it has been provided to him for review and does not revoke this release within seven (7) days after he has executed it.

5. Claims Not Released. This Agreement does not release any claims that the law does not permit Employee to release.

6. Pursuit of Claims. Employee acknowledges that he has not filed, initiated, or prosecuted (or caused to be filed, initiated, or prosecuted) any lawsuit, complaint, charge, action, compliance review, investigation, or proceeding with respect to any claim this Release purports to waive, and promises never to do so in the future, whether as a named plaintiff, class member, or otherwise. However, the preceding sentence shall not preclude Employee from filing or prosecuting a charge with any administrative agency with respect to any such claim as long as he does not seek any damages, remedies, or other relief for himself personally, which Employee promises not to do, and any right to which Employee hereby waives. If Employee is ever awarded or recovers any amount as to a claim he has purported to waive in this Release, Employee agrees that the amount of the award or recovery shall be reduced by the amounts he was paid under this Release, increased appropriately for the time value of money, using an interest rate of 10 percent per annum. To the extent such a setoff is not effected, Employee promises to pay, or assign to the Company his right to receive, the amount that should have been set off.

8. Waiver of Known and Unknown Claims. Employee represents that he is not aware of any claim by him other than the claims that are released by this Agreement. Employee acknowledges that he has been advised by legal counsel and is familiar with the principle that:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Employee, being aware of this principle, agrees to expressly waive any rights he may have thereunder.

9. No Cooperation. Employee agrees that he will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Company and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, unless under a subpoena or other court order to do so. Employee further agrees both to immediately notify the Company upon receipt of any court order, subpoena, or any legal discovery device that seeks or might require the disclosure or production of the existence or terms of this Agreement, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or legal discovery device to the Company.

10. Non-Disparagement. Employee agrees to refrain from any defamation, libel, slander or disparagement of any of the Released Parties or tortious interference with the contracts and relationships of the Company.

11. Tax Consequences. The Company makes no representations or warranties with respect to the tax consequences of the payment of any sums to Employee under the terms of this Agreement. Employee agrees and understands that he is responsible for payment, if any, of local, state and/or federal taxes on the sums paid hereunder by the Company and any penalties or assessments thereon. Employee further agrees to indemnify and hold the Company harmless from any claims, demands, deficiencies, penalties, assessments, executions, judgments, or recoveries by any government agency against the Company for any amounts claimed due on account of any failure to pay federal or state taxes or damages sustained by the Company by reason of any such claims, including reasonable attorneys’ fees.

12. No Admission of Liability. The Parties understand and acknowledge that this Agreement constitutes a compromise and settlement of disputed claims. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement shall be deemed or construed to be:

(a) an admission of the truth or falsity of any claims heretofore made; or

(b) an acknowledgment or admission by either party of any fault or liability whatsoever to the other party or to any third party.

13. Costs. The Parties shall each bear their own costs, expert fees, attorneys’ fees and other fees incurred in connection with this Agreement.

14. Indemnification. Each of Employee and Company agrees to indemnify and hold harmless the other Party from and against any and all loss, costs, damages or expenses, including, without limitation, attorneys’ fees or expenses incurred by such other Party arising out of the breach of this Agreement by Employee or Company, or from any false representation made herein by Employee or the Company. The Parties further agree that in any legal proceeding, this Agreement may be pled by either the Employee or the Company as a complete defense (meaning that either Party may use this Agreement to demonstrate to a judge, jury, or any other deciding authority that the other Party has waived and released any and all claims they have against the other as of the Effective Date of this Agreement), or may be asserted by way of counterclaim or cross-claim.

15. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

16. No Representations. Each Party represents that it has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither Party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

17. Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision so long as the remaining provisions remain intelligible and continue to reflect the original intent of the Parties.

18. Entire Agreement. This Agreement, the Employment Agreement, the Confidentiality Agreement and, subject to Section 1 hereof, the Amended and Restated Vermillion, Inc. 2010 Stock Incentive Plan and the Vermillion, Inc. 2010 Stock Incentive Plan Stock Option Award Agreement between the Company and Employee, constitute the entire agreement and understanding between the Parties concerning the subject matter of this Agreement and all prior representations, understandings, and agreements concerning the subject matter of this Agreement have been superseded by this Agreement.

19. No Waiver. The failure of any Party to insist upon the performance of any of the terms and conditions in this Agreement, or the failure to prosecute any breach of any of the terms and conditions of this Agreement, shall not be construed thereafter as a waiver of any such terms or conditions. This entire Agreement shall remain in full force and effect as if no such forbearance or failure of performance had occurred.

20. No Oral Modification. Any modification or amendment of this Agreement, or additional obligation assumed by either party in connection with this Agreement, shall be effective only if placed in writing and signed by both Parties or by authorized representatives of each Party. No provision of this Agreement can be changed, altered, modified, or waived except by an executed writing by the Parties.

21. Governing Law. This Agreement shall be deemed to have been executed and delivered within the State of Texas, and it shall be construed, interpreted, governed, and enforced in accordance with the laws of the State of Texas, without regard to conflict of law principles.

22. Attorneys’ Fees. In the event that either Party brings an action to enforce or effect its rights under this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs incurred in connection with such an action.

23. Effective Date. This Agreement is effective immediately after having been signed by both Parties.

24. Counterparts. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

25. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

(a) They have read this Agreement;

(b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

(c) They understand the terms and consequences of this Agreement and of the releases it contains;

(d) They are fully aware of the legal and binding effect of this Agreement;

(e)  Employee acknowledges that he has had at least 21 days from the date of his receipt of this release to consider it, and any changes made since his receipt of this release are not material or were made at his request and will not restart the required 21-day period; and

(f)  Employee understands that he has seven (7) days after the execution of this release to revoke it and that this release shall not become effective or enforceable until the revocation period has expired.

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IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

EMPLOYEE /s/ James T. LaFrance By:James T. LaFrance Date: 12/13/2014	VERMILLION, INC. /s/ Eric Schoen By:Eric Schoen Date: 12/13/2014